Exhibit 99.1

IASIS Healthcare Announces Fourth Quarter and Year-End 2012 Results

FRANKLIN, Tenn.--(BUSINESS WIRE)--December 6, 2012--IASIS Healthcare® LLC (“IASIS”) today announced financial and operating results for the fiscal fourth quarter and year ended September 30, 2012.

Net revenue for the fourth quarter totaled $633.0 million, a decrease of 2.2%, compared to $647.5 million in the prior year quarter. Acute care revenue for the fourth quarter increased $23.0 million or 4.9% compared to the prior year quarter, while premium revenue at Health Choice, the Company’s Medicaid and Medicare managed health plan, decreased $37.5 million or 21.2% compared to the prior year quarter, as a result of an Arizona state mandated reduction in certain Medicaid enrollees, along with capitation rate reductions implemented by the Arizona Health Care Cost Containment System (“AHCCCS”). Adjusted EBITDA for the fourth quarter totaled $70.7 million, compared to $74.8 million in the prior year quarter. Net earnings from continuing operations for the fourth quarter totaled $3.0 million, compared to $4.9 million in the prior year quarter.

During the fourth quarter, as a result of the dividend paid to the common stockholders of IASIS' parent company in June 2012, the Company reset the exercise prices of all outstanding common stock options. In connection with the dividend and related option re-pricing, results for the fourth quarter include stock-based and other compensation totaling $3.6 million and $2.0 million, respectively. In addition, the fourth quarter includes $1.7 million in start-up costs associated with the expansion of the Company's St. Joseph Medical Center campus into the Heights community of Houston, Texas.

In the fourth quarter, admissions and adjusted admissions increased 0.5% and 2.0%, respectively, while net patient revenue per adjusted admission increased 3.0%, each compared to the prior year quarter.

Net revenue for the year ended September 30, 2012, totaled $2.5 billion, which was consistent with the prior year. Acute care revenue for the year ended September 30, 2012, increased $187.3 million or 10.5% compared to the prior year, while premium revenue at Health Choice declined $188.2 million or 24.8% compared to the prior year. Adjusted EBITDA for the year ended September 30, 2012, totaled $302.2 million, compared to $304.7 million in the prior year. Net earnings from continuing operations for the year ended September 30, 2012, totaled $31.3 million, compared to $47.3 million in the prior year, which included a $23.1 million loss on extinguishment of debt.

For the year ended September 30, 2012, admissions and adjusted admissions increased 9.3% and 9.9%, respectively, compared to the prior year. On a same-facility basis, admissions and adjusted admissions increased 1.3% and 2.9%, respectively, while net patient revenue per adjusted admission increased 1.8%, each compared to the prior year.

“The ongoing economic and industry headwinds, especially with regard to substantial Medicaid cuts and increasing uncompensated care, presented significant challenges, particularly in certain of our markets, during our 2012 year. In light of overcoming these significant pressures, we are pleased with our overall performance, which also includes volume growth, improved quality metrics, increased patient satisfaction, effective cost management and exciting business development activities, including our new partnership with Aurora Health Care,” said IASIS Healthcare President and Chief Executive Officer Carl Whitmer.

Whitmer continued, “As we look toward the coming year, we continue to focus on integrating our operational strategies designed for navigating continuing healthcare reform, executing our development strategies and enhancing our constant commitment to operational excellence across all clinical and business sectors, all designed to position the Company for future success.”

A listen-only simulcast and 30-day replay of IASIS’ fourth quarter and year-end 2012 conference call will be available by clicking the “For Investors” link on the Company’s Web site at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on December 6, 2012. A copy of this press release will also be available on the Company’s Web site.

IASIS Healthcare, located in Franklin, Tennessee, is a leading provider of high quality, affordable healthcare services in urban and suburban markets. With total annual net revenue of approximately $2.5 billion, IASIS owns and operates 19 acute care hospitals, one behavioral health hospital facility, several outpatient service facilities, more than 160 physician clinics, and Medicaid and Medicare managed health plans in Arizona and Utah that serve more than 178,000 members. IASIS’ healthcare facilities offer a variety of access points for convenient patient care in numerous regions across the U.S., including: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; five cities in Texas, including Houston and San Antonio; Las Vegas, Nevada; and West Monroe, Louisiana. For more information on IASIS, please visit the Company’s Web site at www.iasishealthcare.com.

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011, and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Adjusted EBITDA represents net earnings from continuing operations before interest expense, income tax expense, depreciation and amortization, stock-based compensation, gain (loss) on disposal of assets, loss on extinguishment of debt and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company’s senior secured credit facilities and may not be comparable to similarly titled measures of other companies. A table describing adjusted EBITDA and reconciling net earnings from continuing operations to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information.

IASIS HEALTHCARE LLC Consolidated Statements of Operations (Unaudited) (in thousands)

	Quarter Ended September 30,		Year Ended September 30,
	2012	2011	2012	2011
Net revenue
Acute care revenue before provision for bad debts	$584,500	$540,226	$2,283,126	$2,023,387
Less: Provision for bad debts	(90,429)	(69,163)	(316,653)	(244,263)
Acute care revenue	494,071	471,063	1,966,473	1,779,124
Premium revenue	138,913	176,392	569,142	757,309
Net revenue	632,984	647,455	2,535,615	2,536,433

Costs and expenses
Salaries and benefits (includes stock-based compensation of $6,113, $317, $10,077 and $1,681, respectively)	249,380	221,679	938,471	818,742
Supplies	85,118	78,846	342,039	316,277
Medical claims	116,835	145,568	466,125	630,203
Rentals and leases	11,733	11,982	49,370	46,211
Other operating expenses	119,868	115,816	470,733	431,070
Medicare and Medicaid EHR incentives	(14,527)	(917)	(23,213)	(9,042)
Interest expense, net	33,933	35,100	138,054	96,084
Depreciation and amortization	27,836	29,299	114,358	104,241
Management fees	1,250	1,250	5,000	5,000
Loss on extinguishment of debt	–	–	–	23,075
Total costs and expenses	631,426	638,623	2,500,937	2,461,861

Earnings from continuing operations before gain (loss) on disposal of assets and income taxes	1,558	8,832	34,678	74,572
Gain (loss) on disposal of assets, net	1,961	(669)	2,406	102

Earnings from continuing operations before income taxes	3,519	8,163	37,084	74,674
Income tax expense	540	3,296	5,833	27,374

Net earnings from continuing operations	2,979	4,867	31,251	47,300
Earnings (loss) from discontinued operations, net of income taxes	(4)	468	337	(5,601)

Net earnings	2,975	5,335	31,588	41,699
Net earnings attributable to non-controlling interests	(3,388)	(2,283)	(8,712)	(10,338)

Net earnings (loss) attributable to IASIS Healthcare LLC	$(413)	$(3,052)	$22,876	$31,361

IASIS HEALTHCARE LLC Consolidated Balance Sheets (Unaudited) (in thousands)

	Sept. 30, 2012	Sept. 30, 2011

ASSETS

Current assets
Cash and cash equivalents	$48,882	$147,327
Accounts receivable, net	339,749	277,932
Inventories	67,650	68,330
Deferred income taxes	19,744	40,415
Prepaid expenses and other current assets	117,851	72,914
Total current assets	593,876	606,918

Property and equipment, net	1,171,657	1,167,920
Goodwill	818,424	808,651
Other intangible assets, net	29,161	32,779
Other assets, net	68,498	63,509
Total assets	$2,681,616	$2,679,777

LIABILITIES AND EQUITY

Current liabilities
Accounts payable	$101,706	$92,805
Salaries and benefits payable	65,390	58,379
Accrued interest payable	28,034	30,045
Medical claims payable	61,142	85,723
Other accrued expenses and other current liabilities	83,243	100,830
Current portion of long-term debt and capital lease obligations	13,387	14,020
Total current liabilities	352,902	381,802

Long-term debt and capital lease obligations	1,853,107	1,864,749
Deferred income taxes	120,961	131,018
Other long-term liabilities	104,110	78,441

Non-controlling interests with redemption rights	99,164	95,977

Equity
Member’s equity	141,589	118,000
Non-controlling interests	9,783	9,790
Total equity	151,372	127,790
Total liabilities and equity	$2,681,616	$2,679,777

IASIS HEALTHCARE LLC Consolidated Statements of Cash Flows (Unaudited) (in thousands)

	Year Ended September 30,
	2012	2011
Cash flows from operating activities
Net earnings	$31,588	$41,699
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	114,358	104,241
Amortization of loan costs	7,309	4,887
Stock-based compensation	10,077	1,681
Deferred income taxes	15,443	6,597
Income tax benefit from stock-based compensation	6	–
Income taxes related to parent company interest	(191)	6,981
Fair value change in interest rate hedges	(1,410)	(1,589)
Amortization of other comprehensive loss	2,057	942
Gain on disposal of assets, net	(2,406)	(102)
Loss on extinguishment of debt	–	23,075
Loss (earnings) from discontinued operations, net	(337)	5,601
Changes in operating assets and liabilities, net of the effect of acquisitions and dispositions:
Accounts receivable, net	(62,623)	(18,593)
Inventories, prepaid expenses and other current assets	(46,124)	(2,480)
Accounts payable, other accrued expenses and other accrued liabilities	(25,883)	(27,837)
Net cash provided by operating activities – continuing operations	41,864	145,103
Net cash used in operating activities – discontinued operations	(7)	(8,002)
Net cash provided by operating activities	41,857	137,101

Cash flows from investing activities
Purchases of property and equipment, net	(112,372)	(98,316)
Cash paid for acquisitions, net	(8,912)	(151,697)
Proceeds from sale of assets	225	154
Change in other assets, net	5,178	99
Net cash used in investing activities	(115,881)	(249,760)

Cash flows from financing activities
Proceeds from refinancing	–	1,863,730
Payment of debt and capital lease obligations	(14,177)	(1,053,147)
Debt financing costs incurred	(998)	(52,254)
Distributions to parent company	–	(632,866)
Distributions to non-controlling interests	(8,666)	(8,842)
Costs paid for the repurchase of non-controlling interests, net	(589)	(1,146)
Other	9	–
Net cash provided by (used in) financing activities	(24,421)	115,475

Change in cash and cash equivalents	(98,445)	2,816
Cash and cash equivalents at beginning of period	147,327	144,511
Cash and cash equivalents at end of period	$48,882	$147,327

Supplemental disclosure of cash flow information
Cash paid for interest	$132,134	$74,774
Cash paid (received) for income taxes, net	$(13,946)	$17,608

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Quarter Ended September 30, 2012
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$584,500	$–	$–	$584,500
Less: Provision for bad debts	(90,429)	–	–	(90,429)
Acute care revenue	494,071	–	–	494,071
Premium revenue	–	138,913	–	138,913
Revenue between segments	1,879	–	(1,879)	–
Net revenue	495,950	138,913	(1,879)	632,984

Salaries and benefits (excludes stock-based compensation)	238,187	5,080	–	243,267
Supplies	85,075	43	–	85,118
Medical claims	–	118,714	(1,879)	116,835
Rentals and leases	11,331	402	–	11,733
Other operating expenses	114,492	5,376	–	119,868
Medicare and Medicaid EHR incentives	(14,527)	–	–	(14,527)
Adjusted EBITDA	61,392	9,298	–	70,690

Interest expense, net	33,933	–	–	33,933
Depreciation and amortization	26,628	1,208	–	27,836
Stock-based compensation	6,113	–	–	6,113
Management fees	1,250	–	–	1,250
Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(6,532)	8,090	–	1,558
Gain on disposal of assets, net	1,961	–	–	1,961
Earnings (loss) from continuing operations before income taxes	$(4,571)	$8,090	$–	$3,519

	For the Quarter Ended September 30, 2011
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$540,226	$–	$–	$540,226
Less: Provision for bad debts	(69,163)	–	–	(69,163)
Acute care revenue	471,063	–	–	471,063
Premium revenue	–	176,392	–	176,392
Revenue between segments	2,019	–	(2,019)	–
Net revenue	473,082	176,392	(2,019)	647,455

Salaries and benefits (excludes stock-based compensation)	216,439	4,923	–	221,362
Supplies	78,802	44	–	78,846
Medical claims	–	147,587	(2,019)	145,568
Rentals and leases	11,595	387	–	11,982
Other operating expenses	109,369	6,447	–	115,816
Medicare and Medicaid EHR incentives	(917)	–	–	(917)
Adjusted EBITDA	57,794	17,004	–	74,798

Interest expense, net	35,100	–	–	35,100
Depreciation and amortization	28,412	887	–	29,299
Stock-based compensation	317	–	–	317
Management fees	1,250	–	–	1,250
Earnings (loss) from continuing operations before loss on disposal of assets and income taxes	(7,285)	16,117	–	8,832
Loss on disposal of assets, net	(669)	–	–	(669)
Earnings (loss) from continuing operations before income taxes	$(7,954)	$16,117	$–	$8,163

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Year Ended September 30, 2012
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$2,283,126	$–	$–	$2,283,126
Less: Provision for bad debts	(316,653)	–	–	(316,653)
Acute care revenue	1,966,473	–	–	1,966,473
Premium revenue	–	569,142	–	569,142
Revenue between segments	7,092	–	(7,092)	–
Net revenue	1,973,565	569,142	(7,092)	2,535,615

Salaries and benefits (excludes stock-based compensation)	906,867	21,527	–	928,394
Supplies	341,811	228	–	342,039
Medical claims	–	473,217	(7,092)	466,125
Rentals and leases	47,837	1,533	–	49,370
Other operating expenses	448,255	22,478	–	470,733
Medicare and Medicaid EHR incentives	(23,213)	–	–	(23,213)
Adjusted EBITDA	252,008	50,159	–	302,167

Interest expense, net	138,054	–	–	138,054
Depreciation and amortization	110,474	3,884	–	114,358
Stock-based compensation	10,077	–	–	10,077
Management fees	5,000	–	–	5,000
Earnings (loss) from continuing operations before gain on disposal of assets and income taxes	(11,597)	46,275	–	34,678
Gain on disposal of assets, net	2,406	–	–	2,406
Earnings (loss) from continuing operations before income taxes	$(9,191)	$46,275	$–	$37,084

	For the Year Ended September 30, 2011
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue before provision for bad debts	$2,023,387	$–	$–	$2,023,387
Less: Provision for bad debts	(244,263)	–	–	(244,263)
Acute care revenue	1,779,124	–	–	1,779,124
Premium revenue	–	757,309	–	757,309
Revenue between segments	10,551	–	(10,551)	–
Net revenue	1,789,675	757,309	(10,551)	2,536,433

Salaries and benefits (excludes stock-based compensation)	796,667	20,394	–	817,061
Supplies	316,076	201	–	316,277
Medical claims	–	640,754	(10,551)	630,203
Rentals and leases	44,586	1,625	–	46,211
Other operating expenses	405,282	25,788	–	431,070
Medicare and Medicaid EHR incentives	(9,042)	–	–	(9,042)
Adjusted EBITDA	236,106	68,547	–	304,653

Interest expense, net	96,084	–	–	96,084
Depreciation and amortization	100,685	3,556	–	104,241
Stock-based compensation	1,681	–	–	1,681
Management fees	5,000	–	–	5,000
Loss on extinguishment of debt	23,075	–	–	23,075
Earnings from continuing operations before gain on disposal of assets and income taxes	9,581	64,991	–	74,572
Gain on disposal of assets, net	102	–	–	102
Earnings from continuing operations before income taxes	$9,683	$64,991	$–	$74,674

IASIS HEALTHCARE LLC Consolidated Financial and Operating Data (Unaudited)

	Quarter Ended September 30,		Year Ended September 30,
	2012	2011	2012	2011
Consolidated Hospital Facilities
Number of acute care hospital facilities at end of period	19	18	19	18
Licensed beds at end of period	4,461	4,365	4,461	4,365
Average length of stay (days)	5.0	4.8	5.0	4.9
Occupancy rates (average beds in service)	49.3%	47.8%	49.2%	48.4%
Admissions	31,524	31,368	126,640	115,837
Percentage change	0.5%		9.3%
Adjusted admissions	54,608	53,540	215,305	195,999
Percentage change	2.0%		9.9%
Patient days	158,938	150,430	630,878	564,651
Adjusted patient days	275,324	256,757	1,072,576	955,402
Outpatient revenue as a percentage of gross patient revenue	42.3%	41.4%	41.2%	40.9%
Same-Facility Hospitals (1) (2)
Number of acute care hospital facilities at end of period	19	18	18	17
Licensed beds at end of period	4,461	4,365	3,669	3,573
Average length of stay (days)	5.0	4.8	5.0	4.9
Occupancy rates (average beds in service)	49.3%	47.8%	48.0%	47.5%
Admissions	31,524	31,368	110,147	108,743
Percentage change	0.5%		1.3%
Adjusted admissions	54,608	53,540	190,029	184,708
Percentage change	2.0%		2.9%
Patient days	158,938	150,430	545,895	529,782
Adjusted patient days	275,324	256,757	941,794	899,874
Outpatient revenue as a percentage of gross patient revenue	42.3%	41.4%	42.0%	41.1%

(1) Years ended September 30, 2012 and 2011, exclude the impact of the St. Joseph Medical Center acquisition effective May 1, 2011.
(2) Quarter and year ended September 30, 2012, include operating results of Wadley Regional Medical Center at Hope, located in Hope, Arkansas.

IASIS HEALTHCARE LLC Supplemental Consolidated Statements of Operations Information (Unaudited) (in thousands)

	Quarter Ended September 30,		Year Ended September 30,
	2012	2011	2012	2011
Consolidated Results
Net earnings from continuing operations	$2,979	$4,867	$31,251	$47,300
Add:
Interest expense, net	33,933	35,100	138,054	96,084
Income tax expense	540	3,296	5,833	27,374
Depreciation and amortization	27,836	29,299	114,358	104,241
Stock-based compensation	6,113	317	10,077	1,681
Loss (gain) on disposal of assets, net	(1,961)	669	(2,406)	(102)
Management fees	1,250	1,250	5,000	5,000
Loss on extinguishment of debt	–	–	–	23,075
Adjusted EBITDA	$70,690	$74,798	$302,167	$304,653

CONTACT:
IASIS Healthcare LLC
Investor Contact:
W. Carl Whitmer, 615-844-2747
President and Chief Executive Officer
or
John M. Doyle, 615-844-2747
Chief Financial Officer
or
Media Contact:
Michele M. Simpson, 615-467-1255
VP, Corporate Communications